Exhibit 10.9

CONSENT, COLLATERAL RELEASE, AND SUBORDINATION AGREEMENT

This CONSENT, COLLATERAL RELEASE AND SUBORDINATION AGREEMENT, dated as of May 2, 2024 (this “Agreement”), is entered into by and among JORDAN GEOTAS, acting on behalf of himself, and on behalf of the Noteholders (as defined below) (in such capacity, “Noteholder Representative”), SHENZHEN SMOORE TECHNOLOGY LIMITED, a company organized and existing under the laws of Peoples’ Republic of China and any of its affiliates joined hereto (collectively, “Smoore”, and together with Noteholder Representative, each individually an “Existing Creditor”, and collectively, the “Existing Creditors”), [***] (“New Lender”), Baker Technologies, Inc., a Delaware corporation (“Baker”), and Standard Farms LLC, a Pennsylvania limited liability company (“Borrower”). Each of the Existing Creditors, New Lender, Baker and Borrower may be referred to individually herein as a “Party” and collectively as the “Parties”.

RECITALS

A.Smoore has made and may make loans from time to time to TILT Holdings Inc., a corporation formed under the laws of British Columbia (“TILT”), and TILT’s direct and indirect subsidiaries Jimmy Jang, L.P., a Delaware limited partnership (“JJLP”), Baker, Commonwealth Alternative Care, Inc., a Massachusetts corporation (“CAC”), Jimmy Jang Holdings Inc., a British Columbia corporation (“JJH”), JJ Blocker Co., a Delaware corporation (“JJB”), SFNY Holdings, Inc., a Delaware corporation (“SFNY”), Sea Hunter Therapeutics, LLC, a Delaware limited liability company (“SEA”), Standard Farms Ohio LLC, an Ohio limited liability company (“SF Ohio”), Borrower, SH Finance Company, LLC, a Delaware limited liability company (“SF Finance”), and Jupiter Research, LLC, an Arizona limited liability company (“Jupiter” and, collectively with TILT, JJLP, Baker, CAC, JJH, JJB, SFNY, SEA, SF Ohio, Borrower and SF Finance, each individually an “Obligor”, and collectively, the “Obligors”), pursuant to a Debt and Security Agreement, dated as of January 28, 2024 (as amended, restated, modified, renewed, extended, or replaced from time to time, the “Debt and Security Agreement”), which loans are secured by liens and security interests in the assets of Obligors;

B.The Noteholders (defined below) have made loans to TILT pursuant to the Secured Note Purchase Agreement dated as of November 1, 2019 (as amended, restated, supplemented, or otherwise modified from time to time, the “Note Purchase Agreement”), among TILT, JJLP, Baker, CAC, Jupiter, Noteholder Representative and the Persons identified as the Purchasers therein (each individually, a “Noteholder”) which loans are secured by liens and security interests in the assets of Obligors;

C.The Debt and Security Agreement and the Note Purchase Agreement contain restrictions on an Obligor’s ability to incur additional indebtedness;

D.New Lender now wishes to make, and Borrower wishes to accept, up to $10,500,000 in new loans (the “New Loans”) pursuant to a Secured Promissory Note and a Security Agreement of even date, in substantially the form of Exhibits A and B (together with all other documents and instruments evidencing, securing or pertaining to any portion of the New Loan Indebtedness, as amended, restated, supplemented, or otherwise modified from time to time the “New Loan Documents”);

E.Pursuant to the New Loan Documents, Borrower is granting to New Lender a security interest in the “Collateral” described therein (other than the PA Equity (as defined below), the “New Loan Collateral”), and Baker is granting to Lender a security interest in Baker’s 100% membership interest in Borrower (the “PA Equity”), in each case to secure Borrower’s obligations under the New Loan Documents; and

F.Each Existing Creditor acknowledges that it will receive substantial benefit if Borrower receives the proceeds of the New Loan.  Accordingly, the Parties have agreed to enter into this Agreement to evidence the Existing Creditors’ acknowledgement and consent to the New Loan and New Loan Documents and the release by the Existing Creditors of their security interests in the New Loan Collateral and the subordination by the New Lender of its security interest in the PA Equity to the Existing Creditors’ security interests therein.

NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

1.Defined Terms.  As used in this Agreement (including the foregoing preamble and Recitals), the following terms shall have the meanings specified below:

“Bankruptcy Code” means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded, or replaced from time to time.

“Business Day” means any day that is not a Saturday, Sunday, or other day on which commercial banks in New York are authorized or required by law to remain closed.

“Collateral” means any and all property and interests in property that secures all or a portion of the Indebtedness.

“Creditor” means any of New Lender and the Existing Creditors.

“Documents” means, collectively, the New Loan Documents, the Noteholder Documents and the Smoore Documents.

“Enforcement Action” means (a) to take from or for the account of any Obligor by setoff or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by any Obligor with respect to Indebtedness, (b) to sue any Obligor for payment of, or to initiate or participate with others in any suit, action or proceeding against any Obligor to (i) enforce payment or performance of or to collect the whole or any part of any of the Indebtedness or (ii) commence judicial enforcement against any Obligor of any of the rights and remedies under the applicable Documents or applicable law with respect to the applicable Indebtedness, including, without limitation, the commencement of (or joining in) a Proceeding, (c) to exercise any put option to any Obligor or to cause any Obligor to honor any redemption or mandatory prepayment obligation under any Document, (d) to notify account debtors or directly collect accounts in respect of any of the Indebtedness, (e) to take any action under the provisions of any state or federal law, including, without limitation, the UCC, or under any contract or agreement, to enforce, foreclose upon, take possession of or sell any Collateral, or (f) to exercise in any other manner any remedies (including enforcing any security interest) against any Obligor with respect to any of the

Indebtedness set forth in any applicable Document or that otherwise might be available at law, in equity, pursuant to judicial proceeding or otherwise in respect of the applicable Indebtedness; provided, however, that the term Enforcement Action shall not include (w) any suit or action initiated or maintained by a Creditor within thirty (30) days of the expiration of, and solely to the extent such suit or action is necessary to prevent the expiration of, any applicable statute of limitations or similar permanent restriction on claims (provided that no payment on the applicable Indebtedness or money damages are received or retained in connection therewith), (x) upon the occurrence and during the continuation of an event of default with respect to any Indebtedness, accruing any increased interest with respect to such Indebtedness as a result of such event of default, or (y) the filing of any notice in a Proceeding not in violation of this Agreement.

“Existing Creditor Default Notice” means a notice of default or event of default under the Existing Creditor Loan Documents, such notice to be sent in accordance with Section 18 hereof to each of the Parties.

“Existing Creditor Indebtedness” means the Noteholder Indebtedness and the Smoore Indebtedness.

“Existing Creditor Loan Documents” means the Noteholder Documents and the Smoore Documents.

“Existing Intercreditor Agreements” means (a) that certain Amended and Restated Subordination and Intercreditor Agreement, dated as of March 13, 2023, by and among TILT, Jupiter, Entrepreneur Growth Capital LLC (“EGC”), and Noteholder Representative (as the same may be amended, restated, amended and restated, or otherwise modified from time to time) and (b) that certain Subordination and Intercreditor Agreement, dated as of January 28, 2024, by and among the Obligors, EGC, Noteholder Representative and Smoore (as the same may be amended, restated, amended and restated, or otherwise modified from time to time).

“Indebtedness” means, collectively, the New Loan Indebtedness, the Noteholder Indebtedness and the Smoore Indebtedness.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, option, levy, execution, attachment, garnishment, hypothecation, assignment for security, deposit arrangement, encumbrance, charge, security interest, or other preferential arrangement in the nature of a security interest of any kind or nature whatsoever, on or of such asset, and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease, or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

“New Loan Indebtedness” means the Obligations (as defined in the New Loan Documents) in an aggregate principal amount not to exceed $10,500,000 and all other amounts and other obligations and liabilities now or hereafter owed by Borrower to New Lender pursuant to the New Loan Documents, whether before or after the commencement of a Proceeding and without regard to whether or not an allowed claim, together with any amendments, restatements, modifications, renewals, increases or extensions of any thereof permitted hereunder.

“Noteholder Documents” means the Note Purchase Agreement and all other documents and instruments evidencing, securing or pertaining to any portion of the Noteholder Indebtedness, as amended, restated, supplemented, or otherwise modified from time to time.

“Noteholder Indebtedness” means the Obligations (as defined in the Note Purchase Agreement) and other obligations and liabilities now or hereafter owed to any of the Noteholders pursuant to the Noteholder Documents, whether before or after the commencement of a Proceeding and without regard to whether or not an allowed claim, and all obligations and liabilities incurred with respect to Permitted Refinancings, together with any amendments, restatements, modifications, renewals, increases or extensions of any thereof permitted hereunder.

“Paid in Full” or “Payment in Full” means as respects the applicable Indebtedness, the payment in full in cash of such Indebtedness other than inchoate obligations for which no claim has been made and the termination of all obligations on the part of any Creditor to advance funds with respect thereto.

“Permitted Refinancing” means any refinancing of the applicable Indebtedness pursuant to Permitted Refinancing Loan Documents.

“Permitted Refinancing Loan Documents” means, with respect to any Indebtedness, any financing documentation which replaces the documentation relating to such Indebtedness, and pursuant to which such Indebtedness is refinanced (in each case in accordance with then applicable Documents or Permitted Refinancing Loan Documents, as the case may be), as such financing documentation may be amended, restated, supplemented, or otherwise modified from time to time.

“Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association or joint venture.

“Proceeding” means any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors or other proceeding for the liquidation, dissolution or other winding up of any Obligor or any of their respective subsidiaries or any of their respective properties.

“Smoore Documents” means the Smoore Guaranty, the Debt and Security Agreement and all other documents and instruments evidencing, securing or pertaining to any portion of the Smoore Indebtedness, as amended, restated, supplemented, or otherwise modified from time to time as permitted hereunder.

“Smoore Guaranty” means that certain Guaranty dated as of the date hereof, by TILT, JJLP, Baker, CAC, JJH, JJB, SFNY, SEA, Standard Farms, SF Ohio, Borrower, and SF Finance, in favor of Smoore.

“Smoore Indebtedness” means the Secured Obligations, as defined under the Debt and Security Agreement.

“UCC” means Article 1 or Article 9 of the Uniform Commercial Code in effect from time to time in the State of New York.

2.Consent to New Loan and Liens.  Each Existing Creditor hereby acknowledges and consents to the Liens and encumbrances contemplated under the New Loan Documents and the creation and existence of the New Loans, notwithstanding any restriction on Liens, security interests and other encumbrances (i.e. any negative pledge) with respect to the New Loan Collateral or the creation or existence of Indebtedness which may be contained in the Noteholder Documents or the Smoore Loan Documents or any Existing Intercreditor Agreement.  Borrower may develop, own, operate and dispose of the New Loan Collateral, the Retail Locations (as defined in the New Loan Documents) and the Dispensary Permit (as defined in the New Loan Documents) as required or permitted in the New Loan Documents, notwithstanding any contrary provision of the Existing Creditor Documents, including, without limitation, by entering into management and advisory agreements for the development and operation of the New Loan Collateral, the Retail Locations and the Dispensary Permit with affiliates of Lender with experience and expertise in the Pennsylvania retail cannabis market.

3.Release of Security Interest in New Loan Collateral.  Each Existing Creditor hereby releases its Liens in the New Loan Collateral and agrees not to assert any Liens against the Retail Locations or the Dispensary Permit.  Each Existing Creditor (i) shall promptly execute and/or deliver to New Lender such UCC financing statement amendments or other documents as New Lender shall reasonably request to evidence or give notice of the release of the Existing Creditors’ Liens in the New Loan Collateral, the Retail Locations and the Dispensary Permit, as applicable, and (ii) shall be deemed to have authorized New Lender to file any and all UCC financing statement amendments to evidence or give notice of the of the release of the Existing Creditors’ Liens in the New Loan Collateral, the Retail Locations and the Dispensary Permit, as applicable, as and if required by New Lender in respect of such Liens.  In furtherance of the foregoing, each Existing Creditor hereby irrevocably appoints New Lender its attorney-in-fact, with full authority in the place and stead of such Existing Creditor and in the name of such Existing Creditor or otherwise, to execute and deliver any document or instrument which such Existing Creditor may be required to deliver pursuant to this Section 3.

4.Subordination of New Lender Liens in PA Equity.  Regardless of the time, manner, or order of perfection and notwithstanding any provision of the UCC or any other applicable law or the Documents or any defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise of, the Liens securing the indebtedness of any Obligor owing to any Existing Creditor or New Lender, the subordination of such Liens to any other Liens, or any other circumstance whatsoever, whether or not any Proceeding has been commenced by or against any Obligor, New Lender hereby agrees that any Lien on the PA Equity now or hereafter held by or on behalf of New Lender, or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the PA Equity securing the Existing Creditor Indebtedness. New Lender (i) shall promptly execute and/or deliver to an Existing Creditor such UCC financing statement amendments or other documents as that Existing Creditor shall reasonably request to evidence or give notice of the priority of that Existing Creditor’s Liens in the PA Equity and (ii) shall be deemed to have authorized that Existing Creditor to file any and all UCC financing statement amendments to evidence or give notice of the priority of the Existing Creditor’s Liens in the PA Equity as and if required by the Existing Creditor in respect of such Liens.  In furtherance of the foregoing, New Lender hereby irrevocably appoints each Existing Creditor its attorney-in-fact, with full authority in the place and stead of New Lender and in the name of New Lender or otherwise, to execute and deliver any document or instrument which New Lender may be required to deliver pursuant to this Section 4.

5.Proceedings and Enforcement Actions.

(a)From and after delivery to New Lender of an Existing Creditor Default Notice (but only so long as the Event of Default giving rise to such Existing Creditor Default Notice has not been waived or cured), any payment (whether made in cash, securities or other property) received by New Lender which, but for the terms hereof, otherwise would be payable or deliverable out of, from the proceeds of, in lieu of, or in respect of the PA Equity, shall be paid or delivered directly first, to Smoore until the Smoore Indebtedness is satisfied and then to the Noteholder Representative until the Noteholder Indebtedness is satisfied (to be held and/or applied by the Existing Creditors to the repayment of any and all then outstanding Existing Creditor Indebtedness in accordance with the terms of the Existing Creditor Loan Documents until all Existing Creditor Indebtedness is Paid in Full), and New Lender irrevocably authorizes, empowers and directs all debtors, debtors-in–possession, receivers, trustees, liquidators, custodians, conservators and others having authority in the premises to effect all such payments and deliveries, and, subject to the provisions hereof, New Lender also irrevocably authorizes, empowers and directs each Existing Creditor to demand, sue for, collect and receive every such payment or distribution.

(b)New Lender agrees to execute and deliver to each other Creditor or its representative all such further instruments confirming the authorization referred to in the foregoing clause (a).

(c)In the event of a Proceeding, the provisions of this Agreement shall continue to govern the relative rights and priorities of Creditors in the PA Equity even if all or part of the Liens securing the Existing Creditor Indebtedness are subordinated, set aside, avoided or disallowed in connection with any such Proceeding.

(d)Except as expressly set forth in this Agreement, no Creditor shall be deemed to have waived or relinquished any rights that it may have with respect to any claims or otherwise in connection with any Proceeding.  For purposes of clarification, each Creditor retains its rights, to the extent such Creditor’s actions are at all times consistent with and in compliance with this Agreement, to otherwise act in any Proceeding in its capacity as a holder of Indebtedness to the fullest extent provided by law.

(e)Until the Existing Creditor Loan Documents have been terminated in accordance with their terms, New Lender shall not, without the prior written consent of the Existing Creditors, take any Enforcement Action with respect to Baker’s right, title and interest in the PA Equity and the Existing Creditors shall have the exclusive right to commence and maintain any such Enforcement Action or otherwise enforce rights, exercise remedies (including set off, recoupment and the right to credit bid their debt) and to make determinations regarding the release, disposition, or restrictions with respect to such PA Equity.  In commencing or maintaining any Enforcement Action or otherwise exercising rights and remedies with respect to such PA Equity, the Existing Creditors may enforce the provisions of the Existing Creditor Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion in compliance with any applicable law and without consultation with any other Creditor and regardless of whether any such exercise is adverse to the interest of any other Creditor.  Such exercise and enforcement shall include the rights of an agent appointed by the Existing Creditors, or either of them, to sell or otherwise dispose of such PA Equity upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under the laws of any applicable jurisdiction.  Additionally, and for the avoidance of doubt, until the Existing Loan Documents have been terminated in accordance with their terms New Lender hereby covenants and agrees that it shall not:

(1)take any action adverse to the priority status of the Liens on the PA Equity securing the Existing Creditor Indebtedness or the rights of the Existing Creditors as provided herein;

(2)make any filings (other than statements of interest) or file any responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading in any Proceeding, in each case, which are inconsistent with the provisions of this Agreement;

(3)vote on any plan of reorganization, arrangement, compromise or liquidation, make other filings, make any arguments and motions, in each case, which are inconsistent with the provisions of this Agreement;

(4)credit bid for the PA Equity at any public, private or judicial foreclosure upon the PA Equity initiated by an Existing Creditor, or any sale of the PA Equity during a Proceeding; or bid for or purchase the PA Equity at any public, private or judicial foreclosure upon the PA Equity initiated by an Existing Creditor, or any sale of the PA Equity during a Proceeding where such bid or purchase would not result in Payment in Full of the Existing Creditor Indebtedness; and

(5)have (and hereby agrees to waive) any and all rights it may have as a junior lien creditor (including junior lien rights to assert any marshaling, appraisal, valuation or other similar right) or otherwise to object to the manner in which an Existing Creditor seeks to enforce or collect any part of the Existing Creditor Indebtedness, regardless of whether any action or failure to act by or on behalf of an Existing Creditor is adverse to the interest of New Lender, provided nothing herein will prevent any New Lender from seeking adequate protection payments in any Proceeding to the extent an Existing Creditor is also being offered adequate protection payments.

(f)Each Creditor acknowledges and agrees that:

(1)the grants of Liens pursuant to the Documents constitute separate and distinct grants of Liens; and

(2)because of, among other things, their differing rights in the assets of Obligors, the New Lender Indebtedness, the Smoore Indebtedness and the Noteholder Indebtedness each are fundamentally different and must be separately classified in any plan of reorganization proposed or adopted in any Proceeding.

(g)The Parties hereto acknowledge that this Agreement is a “subordination agreement” under section 510(a) of the Bankruptcy Code, which will be effective before, during and after the commencement of any Proceeding.  All references in this Agreement to any Obligor will include such Person as a debtor-in-possession and any receiver or trustee for such Person in a Proceeding.

6.Incorrect Payments.  If any payment (whether made in cash, securities or other property) not expressly permitted under this Agreement is received by New Lender on account of Indebtedness before New Lender is entitled to such payment under the terms of this Agreement, such payment shall be held in trust by New Lender first for the benefit of the Existing Creditors and shall immediately be paid over first, to Smoore until the Smoore Indebtedness is satisfied and then to the Noteholder Representative until the Noteholder Indebtedness is satisfied, or either of their designated representatives, for application to the payment of the applicable Indebtedness in accordance with the terms of this Agreement.

7.Conflict.  In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Documents, the provisions of this Agreement shall control and govern.

8.Sale, Transfer.  New Lender shall not sell, assign, dispose of or otherwise transfer all or any portion of its rights and obligations in respect of the New Lender Indebtedness unless, prior to the consummation of any such action, any such transferee or assignee, as a condition to acquiring an interest in the New Lender Indebtedness shall agree to be bound hereby, in form satisfactory to the Existing Creditors.  The Existing Creditors shall not sell, assign, dispose of or otherwise transfer all or any portion of their respective rights and obligations in respect of the Existing Creditor Indebtedness unless, prior to the consummation of any such action, any such transferee or assignee, as a condition to acquiring an interest in the Existing Creditor Indebtedness shall agree to be bound hereby, in form satisfactory to New Lender.  Notwithstanding the failure to satisfy the foregoing conditions, such transfer shall be valid, and the subordination effected hereby shall survive any sale, assignment, disposition or other transfer of all or any portion of the applicable Indebtedness, and the terms of this Agreement shall be binding upon the successors and assigns of each Creditor.  Each Creditor, upon the request of another Creditor and at the expense of Borrower, shall reasonably cooperate and promptly execute and deliver such further documents and do such further acts and things as such Creditor may reasonably request in order to affect fully the purposes of this Section.

9.Relationship with Existing Intercreditor Agreements.  Nothing herein shall amend or modify any provision of the Existing Intercreditor Agreements or any documents evidencing the Existing Creditor Indebtedness and New Lender and the Existing Creditors acknowledge and agree that the relative priorities of the Existing Creditors’ Liens, encumbrances and claims in and to the Collateral, as such exist among the Existing Creditors, will be set forth in the Existing Intercreditor Agreements.

10.Continued Effectiveness of this Agreement; Modifications.

(a)The terms of this Agreement, the subordination effected hereby, and the rights and the obligations of New Lender and the Existing Creditors arising hereunder, shall not be affected, modified or impaired in any manner or to any extent by: (i) any amendment or modification of or supplement to the Documents (including any increase in the amount thereof or any Permitted Refinancing); (ii) the validity or enforceability of any of such documents; (iii) any exercise or non- exercise of any right, power or remedy under or in respect of the applicable Indebtedness or any of the instruments or documents referred to in clause (i) above; or (iv) the commencement of any Proceeding in respect of any Obligor.

(b)Except as expressly provided in Section 5, each Creditor may at any time and from time to time without the consent of or notice to any other Creditor, without incurring liability to any other Creditor and without impairing or releasing the obligations of any other Creditor under this Agreement, change the manner or place of payment or extend the time of payment of or renew or alter any Indebtedness, or amend, restate, supplement, or otherwise modify in any manner any Document.

(c)Each Creditor waives any and all rights it may have to require any other Creditor to marshal assets, to exercise rights or remedies in a particular manner, or to forbear from exercising such rights and remedies in any particular manner or order.  Each Creditor hereby waives all notice of the acceptance by the other Creditors of the subordination and other provisions of this Agreement, and each Creditor expressly consents to reliance by each other Creditor upon the subordination and other agreements as herein provided.

11.Representations and Warranties.  Each Existing Creditor and New Lender hereby represents and warrants to the each of the other Creditors as follows (in each case solely with respect to, or as relevant to, itself or himself, as applicable):

(a)Existence and Power.  To the extent such Person is not a natural person, such Person is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation, as applicable.

(b)Authority.  To the extent such Person is not a natural person, such Person has the power and authority to execute, deliver and perform its obligations under this Agreement, all of which have been duly authorized by all proper and necessary action required by such Person.

(c)Binding Agreements.  This Agreement constitutes the legal valid and binding obligation of such Person, enforceable against the Existing Creditors and Smoore, as the case may be, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles.

(d)Conflicting Agreements.  The execution, delivery and performance of this Agreement by such Person does not (a) to the extent such Person is not a natural person, contravene the terms of such Person’s organizational documents, (b) conflict with or result in any material breach or contravention of, or result in the creation of any lien under, any material contract or agreement to which such Person is a party or to which such Person’s property is subject or any order, injunction, writ or decree of any governmental authority to which such Person or such Person’s property is subject or (c) violate any law, rule or regulation binding upon such Person or such Person’s property (except for laws pertaining to the US federal regulation of cannabis, as applicable).

12.Noteholder Representative.  The Creditors shall be entitled to rely upon, and shall be fully protected in relying upon, any notice or communication delivered by Noteholder Representative on behalf of any Noteholder.  Any Creditor may give any notice or communication with a Noteholder hereunder to Noteholder Representative on behalf of such Noteholder.  Any Creditor shall deal exclusively with Noteholder Representative for any or all purposes under this Agreement or the Documents.  Each Noteholder has agreed pursuant to the Secured Note Purchase Agreement that any notice, election, communication, representation, agreement or undertaking made on its behalf by Noteholder Representative shall be binding upon and enforceable against it.

13.No Third-Party Beneficiaries.  The provisions of this Agreement are solely for the purpose of defining the relative rights of New Lender and the Existing Creditors and shall not be deemed to create any rights or priorities in favor of any other Person, including, without limitation, any Obligor.

14.Default Notices.  Each Creditor and each of the Obligors shall provide the other Creditors, upon the occurrence of each, notice of a default from any Creditor to any of the Obligors.

15.Additional Documents and Actions.  Each Party hereto at any time, and from time to time, after the execution and delivery of this Agreement, upon the request of any other Party hereto and at the expense of Obligors, promptly will execute and deliver such further documents and do such further acts and things as such other Party may reasonably request in order to affect fully the purposes of this Agreement.

16.Cumulative Rights, No Waivers.  Each and every right, remedy and power granted to any Creditor hereunder shall be cumulative and in addition to any other right, remedy or power specifically granted herein, in the Documents to such Creditor now or hereafter existing in equity, at law, by virtue of statute or otherwise, and may be exercised by each Creditor, subject to the terms of this Agreement, from time to time, concurrently or independently and as often and in such order as such Creditor may deem expedient.  Any failure or delay on the part of any Creditor in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect any other Creditors’ right thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power, and no such failure, delay, abandonment or single or partial exercise of such other Creditors’ rights hereunder shall be deemed to establish a custom or course of dealing or performance among the Parties hereto.

17.Termination.  This Agreement shall terminate with respect to any Obligor and its right, title and interest in any Collateral, upon the earlier of either the Existing Creditor Loan Documents or the New Lender Loan Documents  having been terminated in accordance with their terms; provided, however, this Agreement shall be reinstated if at any time any payment of any of the New Lender Indebtedness or the Existing Creditor Indebtedness is rescinded or must otherwise be returned by any holder of the New Lender Indebtedness or the Existing Creditor Indebtedness,

or portion thereof, intended to have been satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

18.Notices.  All notices and communications under this Agreement shall be in writing and shall be delivered by electronic mail, and, may additionally be (i) delivered in person, (ii) mailed, postage prepaid, either by registered or certified mail, return receipt requested, (iii) delivered by overnight express courier, or (iv) sent by telecopy (with such telecopy to be confirmed promptly in writing sent in accordance with (i), (ii) or (iii) above), addressed in each case to the address set forth under each such Party’s signature, to any other address, as to any of the Parties hereto, as such Party shall designate in a written notice to the other Parties hereto.  All notices sent pursuant to the terms of this Section shall be deemed received (i) if personally delivered, then on the Business Day of delivery, (ii) if sent by overnight, express carrier, on the next Business Day immediately following the day sent, (iii) if sent by registered or certified mail, on the earlier of the third Business Day following the day sent or when actually received, (iv) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m. New York time, otherwise on the next Business Day, or (v) if by e-mail, confirmation of actual receipt of the recipient thereof, if transmitted on a business day before 4:00 p.m. New York time or, otherwise on the next Business Day.

19.Amendments; Etc.  No waiver of any provision of this Agreement, and no consent to any departure by Borrower, Baker, New Lender or any Existing Creditor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Party against whom the waiver or consent is sought to be enforced, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by New Lender and each Existing Creditor.  Any notice to or demand on Borrower, Baker, New Lender, or any Existing Creditor in any event not specifically required hereunder shall not entitle Borrower, Baker, New Lender or any Existing Creditor to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

20.Successors and Assigns.  This Agreement shall inure to the benefit of the successors and permitted assigns of Borrower, Baker, New Lender and the Existing Creditors, and shall be binding upon the successors and permitted assigns of Borrower, Baker,  New Lender, and the Existing Creditors.

21.Counterparts.  This Agreement may be executed in counterparts (and by different Parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.  The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

22.Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement.

23.Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

24.Governing Law. THE VALIDITY OF THIS AGREEMENT AND, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD FOR PRINCIPLES OF CONFLICTS OF LAWS.

25.Jurisdiction and Venue. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, IN THE STATE OF NEW YORK, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY NEW LOAN COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT NEW LENDER’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE NEW LENDER ELECTS TO BRING SUCH ACTION OR WHERE NEW LOAN COLLATERAL OR OTHER PROPERTY MAY BE FOUND AND THAT ANY SUIT SEEKING ENFORCEMENT AGAINST THE PA EQUITY MAY BE BROUGHT, AT AN EXISTING CREDITOR’S OPTION IN THE COURTS OF ANY JURISDICTION WHERE SUCH EXISTING CREDITOR ELECTS TO BRING SUCH ACTION OR WHERE SUCH PA EQUITY MAY BE FOUND.  EACH OBLIGOR, EXISTING CREDITOR, AND NEW LENDER WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 25.

26.WAIVER OF JURY TRIAL. EACH OBLIGOR, EXISTING CREDITOR, AND NEW LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  EACH OBLIGOR, EXISTING CREDITOR, AND NEW LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the Parties hereto has duly executed and delivered this Agreement, or caused this Agreement to be duly executed and delivered by its officer or officers thereunto duly authorized, as of the date first above written:

JORDAN GEOTAS, as Noteholder Representative
By:	/s/ Jordan Geotas
Address:
Jordan Geotas
[***]

SHENZHEN SMOORE TECHNOLOGY LIMITED, a company organized and existing under the laws of Peoples’ Republic of China

By:	/s/ Warren Wang
Name:	Warren Wang
Its:	Chief Financial Officer
Email:	[***]

Address:
Cheney Xu
Head of Legal and IP
[***]
Eula Liu
Legal Director
Email: [***]

Consent, Collateral Release and Intercreditor Agreement

[***]

Consent, Collateral Release and Intercreditor Agreement

BAKER TECHNOLOGIES, INC., a Delaware corporation

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E CAMELBACK RD, SUITE 180
PHOENIX, AZ 85016

STANDARD FARMS LLC, a Pennsylvania limited liability company

By: BAKER TECHNOLOGIES, INC., a Delaware corporation, its sole member

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E CAMELBACK RD, SUITE 180,
PHOENIX, AZ, 85016
Attn:	Legal Department

Consent, Collateral Release and Intercreditor Agreement